FORM 8-K/A

                 SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC 20549

                           CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                1934.

  Date of Report (Date of earliest event reported) March 31, 1997.


                    DCI Telecommunications, Inc.
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       (Exact name of registrant as specified in its charter)


   Colorado                     2-96976-D               84-1155-41
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(State or other             (Commission File        (IRS Employer
   jurisdiction of            Number)                 Identification
   incorporation)                                     Number)

                611 Access Road, Stratford, CT 06615
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              (Address of principal executive offices)

 Registrant's telephone number, including area code:  (203) 380-0910

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   (Former name or former address, if changed since last report.)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

In connection with the acquisition of CardCall International
Holdings, Inc. (previously reported on Form 8K, dated September 23, 1997), attached are the audited financial statements for the years ending
March 31, 1997, 1996 and 1995.


                             SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    DCI Telecommunications, Inc.

                    Joseph J. Murphy
                    __________________________

                    Joseph J.  Murphy
                    President
                    Date: August 31, 1998

                CARDCALL INTERNATIONAL HOLDINGS INC,

                  Consolidated Financial Statements
                            March 31,1997
                (Expressed in United States dollars)



                GREENWOOD SILVERSTEIN HERLICK & COHEN

GREENWOOD SILVERSTEIN HERLICK & COHENChartered Accountants
Independent Auditors' Report

To the Shareholders of CardCall International Holdings Inc.

We have audited the consolidated balance sheet of CardCall
International Holdings Inc. as at March 31, 1997 and the consolidated statements of operations, deficit and changes in financial position for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the company as at March 31, 1997 and the results of its operations and the changes in its financial position for the year then ended in accordance with accounting principles generally accepted in Canada.


Greenwood Silverstein Herlick & Cohen
Chartered AccountantsNorth York, OntarioMay 30,1997

CARDCALL INTERNATIONAL HOLDINGS INC.
Consolidated Balance Sheets
(Expressed in United States dollars)

                                                    As of March 31,
                                           1997      1996      1995
                                                           (Unaudited)
     Assets
     Current
     Cash                               $ 48,795  $ 235,348 $ 37,274
     Term deposits (note 8)               58,462     56,773   46,294
     Accounts receivable                 801,166    313,800  343,454
     Sundry receivables                              45,000
     Inventory                           218,227    157,247   55,957
     Prepaid expenses                     31,752     35,279    5,004
                                       --------- ---------- --------
                                       1,158,402    843,447  487,983
     Fixed assets (note 4)               403,090    512,716  233,971
                                      ---------- ---------- --------
                                      $1,561,492 $1,356,163 $730,111
     Liabilities
     Current
     Accounts payable                 $2,402,543   $799,865 $204,468
     Amounts due to long
       distance companies (note 5)     1,862,573    405,060  101,419
     Accrual for future long
       distance services                 631,750    208,770   71,469
     Employee and sales taxes payable     11,877     47,483    8,039
     Advances from related
       parties (note 6)                  464,528    183,492   60,749
     Advances from DCI
       Telecommunications Inc.(note 7) 1,500,000
     Current maturities of term
       bank loans                         34,646     35,244   17,153
                                       ---------  --------- --------
                                       6,907,917  1,679,914  402,548
     Advances from related parties                  179,800
     Term bank loans, less current
       maturities (note 8)                56,652     92,874  141,527
                                       ---------  --------- --------
                                       6,964,569  1,952,588  604,824

     Contingency and commitments (notes 10 and 11)
     Net deficit
     Capital stock (note 9)            1,837,312    839,871      180
     Contributed surplus                 130,105    130,105  130,105
     Deficit                          (7,405,571)(1,573,098)  (8,615)
     Foreign currency
       translation adjustment             35,077      6,697    3,617
                                      ----------   -------- --------
                                      (5,403,077)  (596,425) 125,287
                                      ----------  --------- --------
                                      $1,561,492  1,356,163 $730,111

     See accompanying notes.

GREENWOOD SILVERSTEIN HERLICK & COHEN

CARDCALL INTERNATIONAL HOLDINGS INC,
Consolidated Statements of Deficit
(Expressed in United States dollars)

                                            For Year Ended March 31,
                                         1997        1996           1995
                                                                (Unaudited)

Deficit - beginning of year          $(1,573,098) $    (8,615)   $ (96,089)

Net (loss) income                     (5,832,473)  (1,564,483)      87,474

Deficit - end of year                $(7,405,571) $(1,573,098)     $(8,615)






See accompanying notes.




GREENWOOD SILVERSTEIN HERLICK & COHEN                        3

CARDCALL INTERNATIONAL HOLDINGS INC.
Consolidated Statements of Operations
(Expressed in United States dollars)


                                        For Year Ended March 31,
                                   1997        1996         1995
                                                        (Unaudited)

Sales                           $4,776,227 $ 4,345,595 $ 2,718,948

Cost of sales                    5,796,264   3,916,140   2,146,376

Gross (loss) profit             (1,020,037)    429,455     572,572

Expenses

Sales and marketing              1,582,756     713,370     178,697
General and administrative       2,019,584     984,945     279,936
Financing costs                    656,450
Bad debt expense                    12,649     242,177       8,998
Bank charges and interest          255,949      53,446      17,467
Write-down of capital assets       285,048
                                 ---------   ---------  ----------
                                 4,812,436   1,993,938     485,098

Net (loss) income              $(5,832,473)$(1,564,483)    $87,474








See accompanying notes.



GREENWOOD SILVERSTEIN HERLICK & COHEN                           4

CARDCALL INTERNATIONAL HOLDINGS INC.
Consolidated Statements of Changes in Financial Position
(Expressed in United States dollars)


                                        For Year Ended March 31,
                                       1997        1996     1995
                                                          (Unaudited)

Funds provided (used)
Operating activities
 Net (loss) income                $(5,832,473) $(1,564,483) $87,474
 Depreciation and amortization        474,431      288,131   62,141
 Write-down of capital assets         285,048
 Changes in operating elements of working
  capital (excluding cash)          2,794,637      929,530 (100,363)
                                   ----------     -------- --------
                                   (2,278,357)    (346,822)  49,252

Financing activities
 Issue of capital stock               997,441     839,791       100
 Advances from related parties        281,036     363,292
 Advances from DCI
   Telecommunications, Inc.         1,500,000     (60,749)     (689)
 Term bankloans                       (36,820)    (30,562)  158,680
                                    ---------   ---------   -------
                                    2,741,657   1,111,772   158,091
Investing activities
 Additions to capital assets         (528,686)   (396,267) (163,092)
 Licenses and design fees            (121,167)   (169,609)  (10,196)
                                    ---------   ---------   -------
                                     (649,853)   (566,876) (173,288)

(Decrease) increase in cash          (186,553)    198,074    34,055

Cash
 Beginning of year                    235,348      37,274     3,219
 End of year                        $  48,795    $235,348    37,274





See accompanying notes.






GREENWOOD SILVIERSTEIN HERUCK & COHEN                                    5

CARDCALL INTERNATIONAL HOLDINGS INC.

Notes to Consolidated Financial Statements
(Expressed in United States dollars)


1.  Going Concern

These financial statements have been prepared on a going concern basis which contemplates the realization of assets and payment of liabilities in the ordinary course of business. The company's continued existence as a going concern is dependent upon the company obtaining new financing and developing profitable operations.
Should the company be unable to continue as a going concern, it may be unable to realize the carrying values of its assets and meet its liabilities as they become due.

2.  Consolidated Financial Statements

The Company was incorporated under the laws of the State of Delaware on March 22, 1995. Pursuant to a reorganization that occurred on January 26, 1996, the Company became the parent company of CardCaller Canada Inc., incorporated under the Laws of the Province of Ontario on September 22, 1992 and CardCall (UK) Limited incorporated under the Laws of the United Kingdom. All companies were under common control. This combination has been accounted for as a pooling of interests.

These consolidated financial statements represent the consolidated financial position and results of operations of CardCaller Canada Inc. for the three years ended March 31, 1997 and the operations of CardCall (UK) Limited which is currently in the development stage from August 1995. All inter-company balances and transactions have been eliminated.

The Companies are in the business of designing, developing and marketing, through distributors, prepaid telephone phone cards which provide the cardholder access to long distance service through its switching facility. The Companies also develop telephone phone cards which are sold as collectibles and custom cards for various companies for promotions.



GREENWOOD SILVERSTEIN HERLICK & COHEN                             6

CARDCALL INTERNATIONAL HOLDINGS INC.

Notes to Consolidated Financial Statements
(Expressed in United States dollars)

3.   Summary of Significant Accounting Policies

Revenue recognition

Revenue from the sale of prepaid telephone phone cards is recorded at the time of sale to customers less related merchant discounts and commissions. The company accrues its cost for future long distance services at the time of sale by reference to past experience.

Inventory

Inventory consists of telephone phone cards and is stated at the lower of cost or market, with cost determined using the average cost method.

Depreciation and amortization
Annual depreciation and amortization rates adopted by the company are applied on the declining balance method as follows:

     Computer equipment       25-33%
     Displays                    20%
     Furniture and fixtures   20-25%
     Leasehold improvements   20-33%

Licenses and design fees pertaining to specific projects are amortized over the lesser of the life of the project or one year.

4.     Fixed assets

     Fixed assets are recorded at cost and are comprised as follows:

                              Accum.        Net Book Value
                               Depr.    ---------------------------
                                and
                       Cost    Amort.    1997     1996      1995
                                                         (Unaudited)

Computer equipment  $ 828,716 $503,203  $325,513  $457,258 $223,049
Displays               41,191   10,298    30,893
Furniture and fixtures 53,662   18,378    35,284    36,902    8,366
Leasehold improvements 26,357   14,957    11,400    18,556    2,556
                    --------- --------  --------  -------- --------
                    $ 949,926 $546,836  $403,090  $512,716 $233,971



GREENWOOD SILVERSTEIN HERLICK & COHEN                            7

CARDCALL INTERNATIONAL HOLDINGS, INC.

Notes to Consolidated Financial Statements
(Expressed in United States dollars)

5.   Amounts due to long distance companies

Amounts due to long distance companies totalling $552,000 have been secured by the accounts receivable of CardCaller Canada Inc.

6.   Advances from related parties

The advances from related parties are due on demand and bear interest from the Libor rate plus 2% to 10% per annum. Interest paid in the year amounted to $26,510 (1996 - $27,936).

7.   Advances from DCI Telecommunications Inc.

The advances from DCI Telecommunications, Inc. are due on demand and are secured by a general security agreement over the assets of CardCaller Canada Inc. and CardCall (UK) Limited subject to prior encumbrances.

8.   Term bank loans

The term bank loans are payable $2,937 monthly plus interest at 1 1/2% above bank prime rate and are repayable as follows:

               1998                               $ 34,646
               1999                                 34,646
               2000                                 22,006
                                                  --------
                                                   $91,298

The term bank loans are secured by a general security agreement and by an assignment of the term deposits. Interest paid during the year was $12,140 (1996 - $11,915)

9.   Capital Stock

     Authorized -
       10,000,000 common shares with a par value of $0.01

                                             1997        1996
     Issued -
     8,230,625 (1996 - 7,665,100)
       common shares                      $l,837,312   $839,871

     During the year, 565,525 shares were issued for $997,441 less costs of $233,930.



GREENWOOD SILVERSTEIN HERLICK & COHEN                      8

CARDCALL INTERNATIONAL HOLDINGS, INC,

Notes to Consolidated Financial Statements
(Expressed in United States dollars)

10.  Contingency

Legal proceedings have been instituted against CardCaller Canada Inc. by a former long distance supplier claiming a sum of $148,000. Management has filed a counterclaim disputing the amount and has made a provision of $40,000 in the accounts for this claim as its best estimate of any liability. Any further liability will be accounted for as a charge to income in the year incurred.

11.  Commitments

The companies are committed to pay rent for their premises of $4,300 per month to June, 1998.

12.  Income taxes

The Companies have unused losses carried forward of $5,500,000 which may be used to reduce future income taxes payable. The possible benefit of these losses has not been recorded in these consolidated financial statements.

13. Segmented Information

The Companies operate in Canada and commenced operations in the United Kingdom. Segmented results for the two years ended March 31, 1997 are as follows:

                        US       Canada       UK      Consolidated
March 31, 1997

Sales                $        $ 3,598,333 $1,177,894   $4,776,227
Gross profit (loss)                67,211 (1,087,248)  (1,020,037)
Not loss
   from operations   (314,496)   (814,792)(4,703,185)  (5,832,473)
Identifiable assets       343     688,471    872,678    1,561,492

March 31, 1996

Sales                $         $4,050,820   $294,775   $4,345,595
Gross profit (loss)               564,335   (134,880)     429,455
Net loss
  from operations    (32,618)    (583,791)  (948,074)  (1,564,483)
Identifiable assets  107,131      704,362    544,670    1,356,163



GREENWOOD SILVERSTEIN HERLICK & COHEN                              9

CARDCALL INTERNATIONAL HOLDINGS, INC,

Notes to Consolidated Financial Statements
(Expressed in United States dollars)


14. Related party transactions

During the year the companies incurred legal fees of $41,800 (1996 - $72,000) to a law firm in which certain directors of the companies were partners.

The companies also paid commissions in the amount of $67,000 to employees and officers relating to the sale of shares.



GREENWOOD SILVERSTEIN HERUCK & COHEN                        10